UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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[ ]  Preliminary Proxy Statement

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[ ]  Definitive Additional Materials

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Fort Pitt Capital Funds
(Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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       filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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Fort Pitt Capital Total Return Fund,
a series of Fort Pitt Capital Funds,
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 688-8775

July 23, 2008

Dear Shareholder:

We are writing to inform you of a proposal related to the election of Trustees for  the Fort Pitt® Capital Funds (the “Trust”).  The Fort Pitt Capital Total Return Fund is the only series within the Trust.  The Trust’s Board of Trustees has scheduled a Special Meeting of Shareholders to be held on August 29, 2008 (the “Special Meeting”) at which shareholders will be asked to elect a Board of Trustees for the Trust, which includes three (3) of the current Trustees and two (2) additional nominees for Trustee.

If you are a shareholder of record as of the close of business on June 27, 2008, you are entitled to vote at the Special Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.  This proxy statement provides information that addresses various questions that you may have regarding the nominees to serve on the Board, the voting process and the shareholder meeting generally.  The Board has recommended for election the slate of Trustees and encourages you to vote “FOR” the proposal.  If you have any questions regarding the issue to be voted on, please do not hesitate to call Robin Miller at (412) 921-1822.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Please complete, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope or vote your proxy by toll-free telephone or internet in accordance with the instructions noted on the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

FORT PITT CAPITAL FUNDS

/s/ Douglas W. Kreps
Douglas W. Kreps
Chairman and President of the Trust

FORT PITT CAPITAL TOTAL RETURN FUND,
A SERIES OF FORT PITT CAPITAL FUNDS,
C/O U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI 53201-0701

NOTICE OF SPECIAL MEETING
TO BE HELD ON AUGUST 29, 2008

To the shareholders of the Fort Pitt® Capital Total Return Fund (the “Fund”), a series of Fort Pitt Capital Funds (the “Trust”), regarding a special meeting (the “Special Meeting”) of Fund shareholders to be held on August 29, 2008:

Notice is hereby given that the Special Meeting will be held on August 29, 2008, at 10:00 a.m., Eastern Time, or at any adjournment thereof, at the offices of Fort Pitt Capital Group, Inc., the Fund’s investment advisor (the “Advisor”), 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220.  At the Special Meeting, you and the other shareholders of the Fund will be asked:

1.
To elect a Board of Trustees (“Board”) of the Trust, which is proposed to consist of the following five (5) individuals: Robert J. Dickson, Ronald V. Pellegrini, M.D., Douglas W. Kreps, Bradley J. Franc, and Donald F. Smith, Jr.; and

2.	To transact and vote upon such other business as may properly come before the Special Meeting and any adjournment thereof.

The enclosed proxy is being solicited on behalf of the Board of the Trust.  The Board has unanimously approved, and recommends you vote in favor of, the proposal.  The proposal is discussed in greater detail in the attached Proxy Statement.  Shareholders of record at the close of business on June 27, 2008 are entitled to notice of, and to vote at, the Special Meeting.

If you are unable to attend the Special Meeting in person, we urge you to vote by proxy.  You can do this in one of three ways:  by (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the internet.  Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses to the Fund associated with further solicitation.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card.  A prior proxy can also be revoked by voting again through the website or toll-free number noted on the enclosed proxy card.

By Order of the Board,

/s/ Robin M. Miller

Robin M. Miller

Secretary of the Trust

Pittsburgh, Pennsylvania

July 23, 2008

YOUR VOTE IS IMPORTANT.  PLEASE SIGN AND RETURN YOUR PROXY
CARD REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  VOTING
YOUR SHARES EARLY WILL HELP PREVENT COSTLY FOLLOW-UP MAIL
AND TELEPHONE SOLICITATIONS.  AFTER REVIEWING THE ATTACHED
MATERIALS, PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD AND
MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.  YOU MAY
ALSO VOTE BY TELEPHONE OR BY THE INTERNET IN ACCORDANCE WITH
THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD, OR IN
PERSON BY ATTENDING THE SPECIAL MEETING.

Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 688-8775

PROXY STATEMENT
July 23, 2008

General.  To the shareholders of the Fort Pitt® Capital Total Return Fund (the “Fund”), a series of the Fort Pitt Capital Funds (the “Trust”), an open-end management investment company, regarding a Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held on August 29, 2008.

This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust’s Board of Trustees  (“Board”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting to be held on August 29, 2008, at 10:00 a.m., Eastern time, at the offices of Fort Pitt Capital Group, Inc. (the “Advisor”), for the purposes set forth below and in the accompanying Notice of Special Meeting.  The approximate mailing date of this Proxy Statement to shareholders is July 23, 2008.  At the Special Meeting, the shareholders of the Fund will be asked to consider and vote:

1.	To elect a Board, which is proposed to consist of the following five (5) individuals: Robert J. Dickson, Ronald V. Pellegrini, M.D., Douglas W. Kreps, Bradley J. Franc, and Donald F. Smith, Jr.; and

2.	To transact and vote upon such other business as may properly come before the Special Meeting and any adjournment thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is the only series of the Trust.  The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting.  Shareholders of the Fund at the close of business on June 27, 2008 will be entitled to be present and vote at the Special Meeting (the “Record Date”).  As of the Record Date, there were 2,859,087.67 shares of the Fund outstanding and entitled to vote, representing net assets of approximately $38,987,000 dollars.

Voting Proxies. Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways: (1) you may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; (2) you may vote by calling 1-800-830-3542; or (3) you may vote by internet in accordance with the instructions noted on the enclosed proxy card.  Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy.  In the absence of such direction, however, the persons named in the accompanying proxy intend to vote FOR the proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented to the Special Meeting.  Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust, Robin M. Miller, c/o Fort Pitt Capital Group, Inc., 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220, or in person at the time of the Special Meeting. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be voted at the Special Meeting, and any adjournments thereof, as instructed.  Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

Quorum Required to Hold Meeting.  In order to transact business at the Special Meeting, a “quorum” must be present.  Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of forty percent of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Special Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”  If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

Reports to Shareholders.  COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53291-0701, BY CALLING, TOLL-FREE, (866) 688-8775 OR BY ACCESSING THE FUND’S WEBSITE AT WWW.FORTPITTCAPITALFUNDS.COM.

PROPOSAL – TO ELECT A BOARD OF THE TRUST

At the Special Meeting, you are being asked to elect the five individuals as Trustees of the Board to hold office until their successors are duly elected and qualified.

Three of the five individuals are currently Trustees (“Incumbent Trustees”) and are standing for re-election.  They are: Robert J. Dickson, Ronald V. Pellegrini, M.D., and Douglas W. Kreps, CFA.  Of the three Incumbent Trustees, two are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees”).  The two Independent Trustees are Mr. Dickson and Dr. Pellegrini.  The remaining Incumbent Trustee, Mr. Kreps, is a Managing Director of the Advisor, and is therefore an interested person as defined in the 1940 Act (“Interested Trustee”).  The Incumbent Trustees have served since the Board’s December 12, 2001 organizational meeting, at which time the sole initial shareholder of the Fund ratified and approved their election and appointment.  If approved by the shareholders at the Special Meeting, each of the reelected Incumbent Trustees will continue to serve as a Board member.

Because there are only three Incumbent Trustees, there are two vacancies on the Board.  The vacancies exist because: (a) one former Independent Trustee, Peter R. Anderson, has decided to retire and therefore submitted his resignation in July 2008; and (b) the Board decided that it was in the best interest of the shareholders to increase the number of Board seats from four to five.

Since there are two Board vacancies, the Board’s Nominating Committee has selected two candidates (sometimes hereinafter referred to as the “Nominees”) to stand for election to the Board.  The Nominees are Bradley R. Franc and Donald F. Smith, Jr.

The Nominating Committee was named at the Board’s December 12, 2001 organizational meeting.  At the time Messrs. Franc and Smith were nominated, the Nominating Committee consisted of three Independent Trustees: Mr. Dickson and Dr. Pellegrini (who are standing for reelection as noted above) and Mr. Anderson (who has since resigned).  In the absence of a charter, the Nominating Committee generally seeks to identify suitable Trustee candidates who have the business experience and good judgment that will enable them to be competent and engaged board members who will act in the best interest of the Fund’s shareholders.  In performing its search, the Nominating Committee asked the Trust’s Chairman and President, Mr. Kreps, to suggest possible candidates.  Of the several candidates who were considered, Messrs. Franc and Smith were determined to be the two most promising individuals to fill the vacant Board seats.  The Nominating Committee therefore nominated and recommended Messrs. Franc and Smith for Board membership.

The current Board has unanimously approved and ratified the Nominating Committee’s nomination and recommendation, as well as the Nominees’ submission to the Fund’s shareholders for election.  Accordingly, a total of five candidates have been nominated: the three Incumbent Trustees and the two Nominees.  Should all five candidates be elected, eighty percent of the Board will consist of Independent Trustees.

In certain instances, the Board has the power to appoint Board members.  Given the fact that two new Board members are required in order to obtain a five-member board, however, a shareholder election is warranted. Section 16(a) of the 1940 Act provides that the Board may appoint a new Trustee without a shareholder election only if, after such appointment, at least two-thirds of the Trustees have been elected by the shareholders.  Accordingly, the Incumbent Trustees (Messrs. Kreps and Dickson and Dr. Pellegrini) cannot appoint the Nominees because, immediately after such appointment, the Nominees would comprise two of the five Board members.  Such a Board composition would mean that only sixty percent of the Board (Messrs. Kreps and Dickson and Dr. Pellegrini) would have been elected by the shareholders immediately after the appointment of the Nominees.  This would not meet Section 16(a)’s two-thirds requirement.  It is therefore necessary to seek election of the Nominees.

The candidates’ backgrounds are set forth below:

Bradley J. Franc is President and Director of the law firm of Houston Harbaugh, P.C., and concentrates his practice in the areas of business planning, commercial transactions, federal and state tax issues, and estate and succession planning.  Previously, Mr. Franc served as a certified public accountant for the international accounting firm of Ernst & Young LLP.  If elected, Mr. Franc would be an Independent Trustee of the Trust.  Mr. Franc does not currently have any affiliations with the Trust or the Advisor.

Donald F. Smith, Jr. is the Founder and Director of the University Partnership of Pittsburgh, a joint venture which coordinates economic development activities between Carnegie Mellon University and the University of Pittsburgh, leveraging their international strengths in engineering, medicine and the sciences.  If elected, Mr. Smith would be an Independent Trustee of the Trust.  Mr. Smith does not currently have any affiliations with the Trust or the Advisor.

Robert J. Dickson, who is an Independent Trustee of the Trust, has served as a Trustee since December 2001 when he was elected in accordance with the 1940 Act.  He also serves as the Trust’s Audit Committee Financial Expert.

Dr. Ronald V. Pellegrini, who is an Independent Trustee of the Trust, has served as a Trustee since December 2001 when he was elected in accordance with the 1940 Act.

Douglas W. Kreps, who is the Managing Director of the Advisor, has served as an Interested Trustee of the Trust since December 2001 when he was elected in accordance with the 1940 Act.

As indicated above, and in the section entitled “Incumbent Trustees, Nominees and Officers” below, Messrs. Franc and Smith have considerable experience in business and financial management matters.  If elected, Mr. Franc and Mr. Smith will serve as Independent Trustees of the Trust. The Board believes that, if both were elected to the Board, they would enhance the Board’s ability to oversee the operations of the Trust.

Required Vote. The election of each Incumbent Trustee and each Nominee will be voted upon separately by the shareholders of the Trust to fill a position on the Board. Each Incumbent Trustee and each Nominee will be elected as a Trustee of the Trust if he receives a plurality of the votes cast.

If for any reason an Incumbent Trustee or either Nominee becomes unable to serve before the Special Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

The Trustees are not required to attend meetings of shareholders, but both Nominees currently intend to attend the Special Meeting.

THE BOARD, INCLUDING THE TRUST’S INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE INCUMBENT TRUSTEES AND EACH OF THE NOMINEES.

INCUMBENT TRUSTEES, NOMINEES AND OFFICERS

The Board is responsible for oversight of the Trust’s operations.  The Board establishes the Trust’s policies and meets regularly to review the activities of the Trust’s officers, who are responsible for day-to-day operations of the Fund.

Information regarding the Incumbent Trustees, the two Nominees, and the executive officers of the Trust is set forth below.  The address for each Incumbent Trustee, the Nominees and executive officers of the Trust is c/o Fort Pitt Capital Group, Inc., 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, PA 15220.

Independent Trustees(1)
Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Robert J. Dickson Age: 58	Trustee	Indefinite Term; Since December 2001	Private Investor. Managing Director of Dickson Consulting, Chief Financial Officer and Senior Vice President of Cardiac Assist, Inc., formerly Vice President – Finance & CFO, Traco (manufacturer and distributor of windows, doors, etc.) (2001 – 2003).	1	None
Ronald V. Pellegrini, M.D. Age: 71	Trustee	Indefinite Term; Since December 2001	Chief of Adult Cardiothoracic Surgery, UPMC – Passavant Hospital (2002 –present).	1	None

“Interested” Trustees(3)
Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Douglas W. Kreps, CFA Age: 39	Trustee Chairman & President	Indefinite Term; Since December 2001 Indefinite Term; Since February 2006	Managing Director (2003 to present) and Chief Operating Officer (1995- 2003) of Fort Pitt Capital Group, Inc.	1	None

Nominees for Independent Trustee(1)
Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Bradley J. Franc Age: 49	None	N/A	President and Director, Houston Harbaugh, P.C. (law firm) (1987 – present).	N/A	None
Donald F. Smith, Jr. Age: 43	None	N/A
Founder and
Director of the
University
Partnership of
Pittsburgh (joint
venture which
coordinates
economic
development
activities between Carnegie Mellon
University and the University of Pittsburgh) (2002
– present).

				N/A	None

Officers of the Trust
Name, Address And Age	Positions Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Charles A. Smith Age: 47	Treasurer	Indefinite Term; Since December 2001	Chief Investment Officer of Fort Pitt Capital Group, Inc. (1995 – present).	N/A	N/A
Robin M. Miller Age: 42	Chief Compliance Officer Secretary	Indefinite Term; Since September 2004 Indefinite Term; Since February 2006	Chief Compliance Officer of Fort Pitt Capital Group, Inc. (2004 – present); Chief Compliance Officer of Allegheny Investments (2002 – 2004).	N/A	N/A
(1)           Not “interested persons” of the Trust as defined in the 1940 Act.

(2)           Trustees and officers of the Trust serve until their resignation, removal or retirement.

(3)           This Trustee is deemed to be an “interested person” of the Trust as defined by the 1940 Act because of his relationship to the Fund’s investment advisor.

The Board met four times during the fiscal year ended October 31, 2007.  During the fiscal year, all of the Incumbent Trustees attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.

           Committees of the Board.

The Board has a standing Audit Committee which currently consists of  Messrs. Anderson and Dickson, and Dr. Pellegrini, all of whom are Independent Trustees. The Audit Committee reviews the maintenance of the Trust’s records and the safekeeping arrangements of the Trust’s custodian, reviews the audit and non-audit work of the Trust’s independent auditors, and submits a recommendation to the full Board as to the selection of the independent auditors.  The Audit Committee met twice during the fiscal year ended October 31, 2007.

The Board has a standing Nominating Committee.  The Nominating Committee operates without a charter and consists solely of Independent Trustees.  At the time the Nominees were evaluated by the Nominating Committee, that Committee consisted of Messrs. Anderson and Dickson and Dr. Pellegrini.  Given Mr. Anderson’s subsequent resignation, however, the Nominating Committee currently consists of Mr. Dickson and Dr. Pellegrini.  The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust.   The Nominating Committee will also review shareholders’ nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices.  However, the Nominating Committee anticipates that it has the ability to identify a list of qualified candidates from its own resources.  Regardless of whether a Board nominee is recommended by the Nominating Committee or a shareholder, the same selection criteria stated above will apply.  In making its selections, the Nominating Committee will consider the ability of at least one of the Board members to be an Audit Committee Financial Expert.  While the Nominating Committee conducted a search for Board candidates in 2008, the Nominating Committee did not meet during the fiscal year ended October 31, 2007.

The Board has a Valuation Committee, which is currently comprised of Messrs. Dickson and Kreps (Mr. Kreps is an Interested Trustee).  The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.  The Valuation Committee meets as necessary when a price is not readily available.  The Valuation Committee did not meet during the fiscal year ended October 31, 2007.

The Board has a Qualified Legal Compliance Committee (“QLCC”) which currently consists of Messrs. Anderson and Dickson, and Dr. Pellegrini, all of whom are Independent Trustees.  The QLCC is responsible for compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by the issuer who appear and practice before the SEC on behalf of the issuer (the issuer attorneys).  An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, trustee, employee, or agent of the Trust, may report evidence to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  The QLCC did not meet during the fiscal year ended October 31, 2007.

Ownership of the Funds.  The following table sets forth the dollar range of Fund equity securities beneficially owned by each Incumbent Trustee standing for election and each Nominee as of May 31, 2008:

Key to Amount Invested
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Trustee or Nominee	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee within the Family of Investment Companies
Robert J. Dickson	D	D
Douglas W. Kreps, CFA	E	E
Ronald V. Pellegrini, M.D.	E	E
Bradley J. Franc	A	A
Donald F. Smith, Jr.	A	A

Compensation.  For their service as Trustees, the Independent Trustees receive $1,000 per quarterly meeting and $2,000 per annual meeting, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their service as Trustees.  These compensation amounts will remain in place until changed by the Board with specific approval by the majority of Independent Trustees.  The members of the Trust’s Board received the following compensation for the past fiscal year ended October 31, 2007:

Name of Person/Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Interested Trustees
Douglas W. Kreps; Chairman, President and Trustee	None	None	None	None
Independent Trustees
Robert J. Dickson Independent Trustee	$5,000	None	None	$5,000
Ronald V. Pellegrini, M.D. Independent Trustee	$5,000	None	None	$5,000
(1)      These figures represent payments from the Fund for the fiscal year ended October 31, 2007.
(2)      The “Fund Complex” includes only the Fund.

GENERAL INFORMATION

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Trust primarily by mail.  Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or the Advisor, none of whom will be paid for these services.  The Fund or the Advisor may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.  If requested, the Advisor shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.  The expenses related to the proxy solicitation shall be borne by the Fund except to the extent that such costs would cause the Fund’s expense ratio to exceed the expense limitation to which the Fund is currently subject, in which case the expenses shall be borne by the Advisor.  These expenses shall include legal costs and the expenses incurred in connection with the solicitation of proxies, which will include reasonable fees, estimated to be $4,100.00, to be paid to a proxy solicitation service for its printing and mailing efforts.

Advisor.  Fort Pitt Capital Group, Inc. is the investment advisor to the Fund.  The Advisor’s principal office is located at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220.

Other Service Providers.  The principal executive office of the Trust is located at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220.  The Trust’s administrator and transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Trust’s distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Independent Public Accountants.  Tait, Weller & Baker, LLP (“Tait”) has acted as independent public accountants to the Trust since 2001.  Upon recommendation of its Audit Committee, the Board has selected Tait as independent public accountants to audit and certify the Trust’s financial statements for its fiscal year ended October 31, 2008  Representatives of Tait will not be present at the Special Meeting.

Audit Fees.  For the Trust’s fiscal years ended October 31, 2006 and October 31, 2007, aggregate fees billed by Tait for the audit of the Trust’s annual financial statements and services that are normally provided by Tait in connection with statutory and regulatory filings or engagements for those fiscal years were $12,500 and $13,200, respectively.

Audit-Related Fees.  Tait did not perform any assurance or services related to the performance of the audits of the Trust’s financial statements for the Trust’s fiscal years ended October 31, 2006 and October 31, 2007 which are not set forth under “Audit Fees” above.

Tax Fees. Tait prepared the Trust’s federal and state income tax returns for the Trust’s fiscal years October 31, 2006 and October 31, 2007.  Aggregate fees billed to the Trust by Tait for professional services for tax compliance, tax advice, and tax planning were $2,600 and $2,500, respectively.  All of these fees were required to be approved by the Audit Committee.

All Other Fees.  Tait did not perform services for the Trust or deliver any other products to the Trust for the Trust’s fiscal year ended October 31, 2006, but for the Trust’s fiscal year ended October 31, 2007 Tait performed services for the Trust regarding qualified dividend income testing, and aggregate fees billed by Tait were $250.

Pre-Approval of Certain Services.  The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Tait, including fees.  Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Advisor and Its Affiliates.  For the Trust’s fiscal years ended October 31, 2006 and October 31, 2007, Tait did not bill the Trust for any non-audit fees except for the preparation of the Trust’s federal and state income tax returns and qualified dividend income testing for such fiscal years as set forth above, and did not bill the Advisor and its affiliates that provided ongoing services to the Trust for any non-audit fees.

Management Ownership.  As of June 27, 2008, the record date, the Officers and Trustees of the Trust, as a group, owned of record or beneficially 1.83% of the Fund.

Control Persons and Principal Holders of Securities.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.  To the knowledge of the Trust’s management, as of June 27, 2008, the following shareholder owned of record or beneficially more than 5% of the Fund’s outstanding shares.

Name and Address	% Ownership	Type of Ownership
Charles Schwab (1) Attn: Mutual Funds 101 Montgomery Street, San Francisco, CA 94104	73.03%	Record
(1) Owner of record.

Other Matters to Come Before the Special Meeting.  The Trust’s management does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.  The Special Meeting is a special meeting of shareholders. The Trust is organized as a statutory trust under the laws of the State of Delaware and, thus, is not required to, nor does it intend to, hold regular annual meetings of its shareholders. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required under the 1940 Act or as required or permitted by the Agreement and Declaration of Trust and Bylaws of the Trust.  If such a shareholder meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

Adjournment.  If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting for a period or periods not more than sixty (60) days in the aggregate to permit further solicitation of proxies.  Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned session(s) at which a quorum is present.  The Special Meeting may also be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present.  The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the Proposal.  The persons named in the proxy will vote against adjournment of those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against the Proposal. Abstentions and broker non-votes will have the same effect at any adjourned Special Meeting as noted above.

By Order of the Board,

/s/ Robin M. Miller
Robin M. Miller
Secretary of the Trust
Pittsburgh, Pennsylvania
July 23, 2008

Proxy Tabulator
P.O. Box 859232
Braintree, MA 02185-9232

THREE EASY WAYS TO VOTE YOUR PROXY

MAIL: Vote, sign, date and return your proxy card by mail in the enclosed envelope.
CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON: Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.

If you vote by telephone or internet, do not mail your proxy.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2008

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FORT PITT CAPITAL FUNDS.  The undersigned hereby appoints Douglas W. Kreps and Robin M. Miller, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Fort Pitt® Capital Total Return Fund, a series of Fort Pitt Capital Funds, to be held on August 29, 2008 at the offices of Fort Pitt Capital Group, Inc., the Fund’s investment advisor, at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220 (the “Special Meeting”), to vote, as designated  below, all shares of the Fund, held by the undersigned at the close of business on June 27, 2008.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated:_____________

                                                                                         Signature(s) (Title(s), if applicable)     (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

	FOR all nominees	WITHHOLD
1. To elect a Board of Trustees for the Trust, to consist of	listed (except as noted	authority to vote
the following five individuals:	on the line at left)	for all nominees
	☐	☐

             (1) Bradley J. Franc
             (2) Donald F. Smith, Jr.
             (3) Robert J. Dickson
             (4) Douglas W. Kreps, CFA
(5) Robert V. Pellegrini, MD

__________________________________________________________
(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  IF YOU ARE NOT
VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

 PLEASE SIGN AND DATE ON REVERSE SIDE